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                         Consent of Independent Auditors

We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the incorporation by reference of our report dated July 23, 1999, in the Registration Statement on Form S-3 filed pursuant to Rule 462(b) relating to the earlier Registration Statement on Form S-3 (No. 333-94013) and related Prospectus of Cree, Inc.

                                                           /s/ ERNST & YOUNG LLP

Raleigh, North Carolina
January 13, 2000